UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2004

REWARDS NETWORK INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 North Riverside Plaza, Suite 950 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 521-6767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release, dated May 26, 2004, issued by Rewards Network Inc.

ITEM 9.	REGULATION FD DISCLOSURE.

On May 26, 2004, Rewards Network Inc. issued a press release reporting the election of directors and the adoption of the 2004 Long-Term Incentive Plan at its 2004 Annual Meeting of Stockholders.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REWARDS NETWORK INC.

By:	/s/ Bryan R. Adel

Bryan R. Adel
Senior Vice President, General Counsel, Secretary and Chief Privacy Officer

Dated: May 27, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated May 26, 2004, issued by Rewards Network Inc.